Exhibit 10.4

Execution Version

Amendment No. 9 to Amended and Restated Credit Agreement
(SLA)
This Amendment No. 9 to Amended and Restated Credit Agreement (this “Amendment”), is dated as of July 22, 2022 (the “Effective Date”) among Sunnova EZ-Own Portfolio, LLC, a Delaware limited liability company (the “Borrower”), Sunnova SLA Management, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), Sunnova SLA Management, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, a Delaware limited liability company (the “Seller”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each a “Funding Agent” and, collectively, the “Funding Agents”), and Credit Suisse AG, New York Branch, as agent for the Lenders (in such capacity, the “Agent”).
Recitals:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Agent, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association, as custodian, entered into the Amended and Restated Credit Agreement, dated as of March 27, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof;
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein):
Section 1.01.    Amendments.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended as follows:
    (a)    Each of the following defined terms appearing in Exhibit A of the Credit Agreement are hereby amended and restated in their respective entireties to read as follows:
“Lender Fee Letter” shall mean that certain Fifth Amended and Restated Lender Fee Letter, dated as of the Ninth Amendment Effective Date, entered into by and among the Agent, the Lenders, the Borrower and the Servicer.

“Maximum Facility Amount” shall mean (i) commencing on the Ninth Amendment Effective Date and until the earlier to occur of (x) the date on which a Takeout Transaction occurs and (y) September 29, 2022, $535,000,000; and (ii) thereafter, $475,000,000.
    (b)    Exhibit A of the Credit Agreement is hereby further amended by adding the following new defined term in the appropriate alphabetical sequence to read in its entirety as follows:
“Ninth Amendment Effective Date” shall mean July 22, 2022.
Section 2.01.    Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
    (a)    (i) The Agent, the Borrower, the Manager, the Servicer, the Seller, and the Lenders shall have executed and delivered this Amendment, and (ii) the Agent, the Borrower, the Servicer and the Lenders shall have executed and delivered the Fifth Amended and Restated Lender Fee Letter; and
    (b)    The Agent shall have received (i) the Upfront Fee set forth in the Fifth Amended and Restated Fee Letter, and (ii) the amendment fee set forth in Section 2.5(H) of the Credit Agreement (without duplication of any other amendment fee paid on or about the effective date hereof).
Section 3.01.    Representations and Warranties
Each of the Borrower, the Manager, the Servicer, and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.
Section 4.01    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 5.01.    Counterparts.
This Amendment may be executed in any number of counterparts, and by the different parties hereto on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing (manually or electronically) any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
Section 5.02.    Governing Law.
This Amendment shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction.
Section 5.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 5.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 5.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Custodian and the Agent and each Lender, and their respective successors and permitted assigns.
Section 5.06.    No Bankruptcy Petition.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender or any CS Conduit Lender, it will not institute against, or join any other Person in instituting against such Conduit Lender or CS Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 5.06 shall survive the termination of this Amendment.
Section 5.07     Costs and Expenses.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.
[Signature pages follow]

In Witness Whereof, the parties hereto have caused this Amendment No. 9 to Amended and Restated Credit Agreement be executed and delivered as of the date first above written.
Sunnova EZ-Own Portfolio, LLC, as the Borrower

By: /s/ Robert Lane
    Name: Robert Lane
    Title: Executive Vice President, Chief
Financial Officer

Sunnova SLA Management, LLC,
as Manager

By: /s/ Robert Lane
    Name: Robert Lane
    Title: Executive Vice President, Chief
Financial Officer

Sunnova Asset Portfolio 7 Holdings, LLC, as Seller

By: /s/ Robert Lane
    Name: Robert Lane
    Title: Executive Vice President, Chief
Financial Officer

Sunnova SLA Management, LLC,
as Servicer

By: /s/ Robert Lane
    Name: Robert Lane
    Title: Executive Vice President, Chief
Financial Officer

Credit Suisse AG, New York Branch, as Agent

By: /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Director

By: /s/ Marcus DiBrito
    Name: Marcus DiBrito
    Title: Vice President

Credit Suisse AG, Cayman Islands Branch, as a Committed Lender

By: /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Authorized Signatory

By: /s/ Marcus DiBrito
    Name: Marcus DiBrito
    Title: Authorized Signatory
2

Alpine Securitization LTD, as a Conduit Lender

    By: Credit Suisse AG, New York Branch, as attorney-in-fact

By: /s/ Patrick Duggan
    Name: Patrick Duggan
    Title: Director

By: /s/ Marcus DiBrito
    Name: Marcus DiBrito
    Title: Vice President
3